Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Computer Management Sciences, Inc.


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                   /s/ KPMG Peat Marwick LLP
                                                   KPMG Peat Marwick LLP

Jacksonville, Florida
July 31, 1997